Exhibit 99.1

Press Release: For Immediate Release

INVESTORS:	MEDIA:
Byron Purcell	Terri Hickey
(717) 975-3710	(717) 975-5718
investor@riteaid.com	press@riteaid.com

Rite Aid Corporation Reports Strong Fiscal 2022 Fourth Quarter and Full Year Results
and Provides Fiscal 2023 Outlook

●	Full Year Revenues Increased $525 million to $24.6 billion; Pharmacy Sales Increased 12%

●	Full Year Net Loss per Share Increased from $1.87 to $9.96 Driven by Non-Cash Impairment Charges

●	Full Year Adjusted EBITDA Increased 16% to $505.9 million Driven by Strong Retail Pharmacy Performance

●	Generated $379 million in Operating Cash Flow and Reduced Net Debt by $212 million

●	Leverage Ratio Improved Year Over Year from 6.7 to 5.4 Times

●	Issues Fiscal 2023 Adjusted EBITDA Outlook in Range of $460 million to $500 million – Announces Cost Rationalization Program that Targets $170 million in Savings.

PHILADELPHIA, Pa. (April 14, 2022) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its fourth quarter and fiscal year ended February 26, 2022.

“We exceeded our 2022 plan amid continuing challenges of the COVID-19 pandemic. As we look forward to the year ahead, we are ready and energized to compete in a new post-pandemic normal,” said Heyward Donigan, president and chief executive officer. “We demonstrated the important role that pharmacists play in the everyday health of our customers and are well positioned to grow in a trillion-dollar pharmacy market through our continued leadership as a full-service pharmacy company.”

Consolidated Fourth Quarter and Full Year Summary

	Thirteen Week Period Ended		Fifty-two Week Period Ended
(dollars in thousands)	February 26, 2022	February 27, 2021	February 26, 2022	February 27, 2021
Revenues from continuing operations	$6,065,390	$5,916,856	$24,568,255	$24,043,240
Net loss from continuing operations	(389,062)	(18,495)	(538,478)	(100,070)
Adjusted EBITDA from continuing operations	106,075	41,265	505,905	437,665

For the fourth quarter, the company reported net loss from continuing operations of $389.1 million, or $7.18 loss per share, Adjusted Net Loss from continuing operations of $88.6 million, or $1.63 loss per share, and Adjusted EBITDA from continuing operations of $106.1 million, or 1.8 percent of revenues.

-More-

Rite Aid FY 2022 Q4 Press Release - page 2

Revenues from continuing operations increased 2.5 percent and 2.2 percent for the thirteen and fifty-two week periods ended February 26, 2022, respectively, compared to the prior year driven by growth at the Retail Pharmacy Segment, partially offset by a decline at the Pharmacy Services Segment.

Fourth quarter net loss from continuing operations was $389.1 million, or $7.18 per share, compared to last year’s fourth quarter net loss from continuing operations of $18.5 million, or $0.34 per share. The increase in net loss is due primarily to a current year charge of $229.0 million for the impairment of goodwill related to the Pharmacy Services Segment. Other variance drivers include higher facility exit and impairment charges driven by the Company’s store closure decisions, a gain on sale of assets in the prior year fourth quarter resulting from the sale leasebacks of stores and distribution centers, a gain on the acquisition of Bartell Drugs in the prior year fourth quarter, and a LIFO charge in the current quarter compared to a LIFO credit in the prior year fourth quarter. These items were partially offset by an increase in Adjusted EBITDA.

Net loss from continuing operations for the fiscal year ended February 26, 2022, was $538.5 million, or $9.96 loss per share, compared to last year’s net loss of $100.1 million, or $1.87 loss per share. The increase in net loss is due primarily to goodwill impairment related to the Pharmacy Services Segment, higher facility exit and impairment charges, a LIFO charge in the current year compared to a LIFO credit in the prior year, higher litigation settlements, and a gain on the acquisition of Bartell Drugs in the prior year. These items were partially offset by an increase in Adjusted EBITDA and lower restructuring-related costs.

Retail Pharmacy Segment

	Thirteen Week Period Ended		Fifty-two Week Period Ended
(dollars in thousands)	February 26, 2022	February 27, 2021	February 26, 2022	February 27, 2021
Revenues from continuing operations	$4,433,408	$4,114,485	$17,494,816	$16,365,260
Adjusted EBITDA from continuing operations	102,419	6,017	392,633	279,896

Retail Pharmacy Segment revenues from continuing operations increased 7.8 percent over the prior year quarter, driven by an increase in same store sales. Same store sales from continuing operations for the fourth quarter increased 8.3 percent over the prior year period, consisting of a 10.7 percent increase in pharmacy sales and a 2.7 percent increase in front-end sales. Front-end same store sales, excluding cigarettes and tobacco products, increased 3.2 percent. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 8.7 percent over the prior year period. In addition to the benefit from 3.3 million COVID-19 vaccinations, maintenance prescriptions increased 1.0 percent while other acute prescriptions increased 9.0 percent on a same store basis when excluding COVID-19 vaccinations. Prescription sales from continuing operations accounted for 70.1 percent of total drugstore sales. Total store count at the end of the fourth quarter was 2,450.

For the fiscal year ended February 26, 2022, Retail Pharmacy Segment revenues from continuing operations increased 6.9 percent over the prior year, driven by an increase in same store sales and the inclusion of Bartell’s results. Same store sales from continuing operations for the year increased 4.5 percent over the prior year, consisting of a 7.9 percent increase in pharmacy sales, partially offset by a 3.3 percent decrease in front-end sales. Front-end same store sales, excluding cigarettes and tobacco products, decreased 2.8 percent. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 8.7 percent over the prior year period. In addition to the benefit from over 14 million COVID-19 vaccinations, maintenance prescriptions increased 1.8 percent while other acute prescriptions increased 2.3 percent on a same store basis when excluding COVID-19 vaccinations. Prescription sales from continuing operations accounted for 70.0 percent of total drugstore sales.

-More-

Rite Aid FY 2022 Q4 Press Release - page 3

Retail Pharmacy Segment Adjusted EBITDA from continuing operations was $102.4 million, or 2.3 percent of revenues, for the fourth quarter compared to last year’s fourth quarter Adjusted EBITDA from continuing operations of $6.0 million, or 0.2 percent of revenues. The increase in Adjusted EBITDA was due to increased gross profit, partially offset by an increase in selling, general and administrative (SG&A) expenses. Gross profit benefited from higher pharmacy same store sales, including immunizations, partially offset by pharmacy reimbursement rate pressures and an increase in front-end gross profit resulting from higher front-end same store sales and a reduction in markdowns. SG&A expenses were negatively impacted by incremental payroll costs to support COVID immunizations, increases in bonus expense for store and field, increases in workers compensation costs and cycling the benefit from the prior year change to modernize our associate PTO plans.

For the fiscal year ended February 26, 2022, Retail Pharmacy Segment Adjusted EBITDA from continuing operations was $392.6 million, or 2.2 percent of revenues, compared to $279.9 million, or 1.7 percent of revenues, for the prior year. The increase in Adjusted EBITDA was due to increased gross profit, partially offset by an increase in selling, general and administrative (SG&A) expenses. Gross profit benefited from higher pharmacy same store sales, including immunizations, and incremental gross profit from our Bartell acquisition. These increases were partially offset by pharmacy reimbursement rate pressures. SG&A expenses were negatively impacted by cycling the benefit from the prior year change to modernize our associate PTO plans, incremental costs from our Bartell stores, and costs incurred to support our COVID-19 vaccination program, partially offset by labor savings due to the cycling of the prior year’s Hero Pay and Hero Bonus programs and the COVID-19 buying surge.

Pharmacy Services Segment

	Thirteen Week Period Ended		Fifty-two Week Period Ended
(dollars in thousands)	February 26, 2022	February 27, 2021	February 26, 2022	February 27, 2021
Revenues from continuing operations	$1,693,800	$1,870,111	$7,323,125	$7,970,137
Adjusted EBITDA from continuing operations	3,656	35,248	113,272	157,769

Pharmacy Services Segment revenues were $1.7 billion for the quarter, a decrease of 9.4 percent compared to the prior year quarter. For the fiscal year ended February 26, 2022, Pharmacy Services Segment revenues were $7.3 billion, a decrease of 8.1 percent compared to the prior year. The decrease in revenues was primarily the result of a planned decrease in Elixir Insurance membership and a previously announced client loss due to industry consolidation.

Pharmacy Services Segment Adjusted EBITDA from continuing operations was $3.7 million, or 0.2 percent of revenues, for the fourth quarter compared to last year’s fourth quarter Adjusted EBITDA from continuing operations of $35.2 million, or 1.9 percent of revenues. The reduction in Adjusted EBITDA resulted, in part, from the decline in revenues associated with lost PBM business discussed above, partially offset by higher retained rebates in the last two months of the quarter. Also contributing to the reduction to Adjusted EBITDA in the current quarter was an increase in the medical loss ratio at Elixir insurance, as the costs for calendar 2021 were in excess of what we had estimated. In addition, we recorded a reduction in accounts receivable related to a decision to exit our rebate aggregation business. As reflected in our Fiscal 2023 outlook for Elixir, these items will not be part of Elixir’s run rate Adjusted EBITDA going forward.

For the fiscal year ended February 26, 2022, Pharmacy Services Segment Adjusted EBITDA from continuing operations was $113.3 million, or 1.6 percent of revenues, compared to prior year Adjusted EBITDA from continuing operations of $157.8 million, or 2.0 percent of revenues. Gross profit dollars were negatively impacted from the decline in revenues, a reduction in rebates, an increase in the medical loss ratio at Elixir Insurance and the decision to exit the rebate aggregation business.

-More-

Rite Aid FY 2022 Q4 Press Release - page 4

Outlook for Fiscal 2023

The Company’s outlook for Fiscal 2023 takes into account an expected reduction in benefit from COVID vaccinations and a reduction in revenues at Elixir, offset by anticipated benefit from initiatives to increase retail sales and non-COVID related prescriptions. The outlook also assumes improvements in front end margin driven by changes in our loyalty program, greater owned brand penetration and expected expansion in gross margin at Elixir due to our new rebate arrangement, offset by continuing reimbursement rate pressure. We will significantly reduce costs through our closure of a total of 145 unprofitable stores (which includes the 63 announced last quarter), a reduction in corporate administrative expenses and improved efficiencies in worked payroll and other store labor costs. We have also reduced expenses at Elixir associated with our reduction in membership. We expect these cost initiatives to drive savings of $170 million in Fiscal 2023.

In addition, the following Fiscal 2023 outlook is forward-looking subject to a range of assumptions and uncertainties described below and in documents that we file or furnish with the Securities and Exchange Commission the (“SEC”).

Total revenues are expected to be between $23.1 billion and $23.5 billion in fiscal 2023. Retail Pharmacy Segment revenue is expected to be between $17.7 billion and $18.0 billion and Pharmacy Services Segment revenue is expected to be between $5.4 billion and $5.5 billion (net of any intercompany revenues to the Retail Pharmacy Segment).

Net loss is expected to be between $167 million and $210 million.

Adjusted EBITDA is expected to be between $460 million and $500 million. Retail Pharmacy Segment Adjusted EBITDA is expected to be between $320 million and $350 million and Pharmacy Services Segment Adjusted EBITDA is expected to be between $140 million and $150 million.

Adjusted net loss per share is expected to be between $(0.53) and $(1.06).

Capital expenditures are expected to be approximately $250 million, with a focus on investments in digital capabilities, technology, prescription file purchases, distribution center automation and store remodels. We expect to generate positive free cash flow in Fiscal 2023.

Conference Call Broadcast

Rite Aid will hold an analyst call at 8:30 a.m. Eastern Time today with remarks by Rite Aid's management team.

The call will be broadcast via the Internet at https://investors.riteaid.com. The telephone replay will be available beginning at 12:00 p.m. Eastern Time on April 14, 2022, and ending at 11:59 p.m. Eastern Time on May 14, 2022. To access the replay of the call, telephone (800) 770-2030 or (647) 362-9199 and enter the seven-digit reservation number 9029129. The webcast replay of the call will also be available at https://investors.riteaid.com starting at 12 p.m. Eastern Time today. The playback will be available until the company’s next conference call.

About Rite Aid Corporation

Rite Aid Corporation is on the front lines of delivering healthcare services and retail products to Americans 365 days a year. Our pharmacists are uniquely positioned to engage with customers and improve their health outcomes. We provide an array of whole being health products and services for the entire family through over 2,400 retail pharmacy locations across 17 states. Through Elixir, we provide pharmacy benefits and services to millions of members nationwide. For more information, visit www.riteaid.com.

-More-

Rite Aid FY 2022 Q4 Press Release - page 5

Cautionary Statement Regarding Forward-Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid's outlook and guidance for fiscal 2023; the continued impact of the global coronavirus (COVID-19) pandemic on Rite Aid’s business; Rite Aid’s store closure program; and any assumptions underlying any of the foregoing. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to: risks related to the prolonged impact of the COVID-19 global pandemic and the emerging new variants, including the government responses thereto; the impact of COVID-19 on our workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of our customers, suppliers and business partners; our ability to successfully implement our store closure program and other strategies; the impact of our high level of indebtedness, the ability to refinance such indebtedness on acceptable terms and our ability to satisfy our obligations and the other covenants contained in our debt agreements; outcome of pending or new litigation, including related to Opioids, “usual and customary” pricing or other matters; our ability to monetize the CMS receivable created in our Part D business; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), as well as other factors that impact the markets in which we operate; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; our ability to achieve cost savings and other benefits of our restructuring efforts within our anticipated timeframe, if at all; the outcome of our continuing efforts to monitor and comply with applicable laws, regulations, policies and procedures; and our ability to partner and have relationships with health plans and health systems.

These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. To the extent that COVID-19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk factors.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made.

The degree to which COVID-19 may adversely affect Rite Aid’s results and operations, including its ability to achieve its outlook for fiscal 2023 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain, including, but not limited to, federal, state and local governmental policies and initiatives designed to reduce the transmission of COVID-19 and emerging new variants and how quickly and to what extent normal economic and operating conditions can resume. As a result, the impact on Rite Aid’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material. Rite Aid expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

All references to “Company” and “Rite Aid” as used throughout this release refer to Rite Aid Corporation and its affiliates.

-More-

Rite Aid FY 2022 Q4 Press Release - page 6

Reconciliation of Non-GAAP Financial Measures

Rite Aid separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, non-recurring litigation settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring-related costs, the gain or loss on Bartell acquisition, and the change in estimate related to manufacturer rebate receivables. Rite Aid believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods.

Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility exit and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt modifications and retirements, and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation settlements, severance, restructuring-related costs, costs related to facility closures, gain or loss on sale of assets, the gain or loss on Bartell acquisition, and the change in estimate related to manufacturer rebate receivables). The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid's results as if the company was on a FIFO inventory basis. Rite Aid believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors.

Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items. See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure. Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock-based compensation expense, merger and acquisition-related costs, litigation settlements and other items. See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure. The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors.

###

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	February 26, 2022	February 27, 2021
ASSETS
Current assets:
Cash and cash equivalents	$39,721	$160,902
Accounts receivable, net	1,343,496	1,462,441
Inventories, net of LIFO reserve of $487,173 and $485,859	1,959,389	1,864,890
Prepaid expenses and other current assets	106,749	106,941
Total current assets	3,449,355	3,595,174
Property, plant and equipment, net	989,167	1,080,499
Operating lease right-of-use assets	2,813,535	3,064,077
Goodwill	879,136	1,108,136
Other intangibles, net	291,196	340,519
Deferred tax assets	20,071	14,964
Other assets	86,543	132,035
Total assets	$8,529,003	$9,335,404

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$5,544	$6,409
Accounts payable	1,571,261	1,437,421
Accrued salaries, wages and other current liabilities	780,632	642,364
Current portion of operating lease liabilities	575,651	516,752
Total current liabilities	2,933,088	2,602,946
Long-term debt, less current maturities	2,732,986	3,063,087
Long-term operating lease liabilities	2,597,090	2,829,293
Lease financing obligations, less current maturities	14,830	16,711
Other noncurrent liabilities	151,976	208,213
Total liabilities	8,429,970	8,720,250

Commitments and contingencies	-	-
Stockholders' equity:
Common stock	55,752	55,143
Additional paid-in capital	5,910,299	5,897,168
Accumulated deficit	(5,851,581)	(5,313,103)
Accumulated other comprehensive loss	(15,437)	(24,054)
Total stockholders' equity	99,033	615,154
Total liabilities and stockholders' equity	$8,529,003	$9,335,404

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended February 26, 2022	Thirteen weeks ended February 27, 2021
Revenues	$6,065,390	$5,916,856
Costs and expenses:
Cost of revenues	4,824,077	4,774,297
Selling, general and administrative expenses	1,243,841	1,187,541
Facility exit and impairment charges	112,551	35,669
Goodwill and intangible asset impairment charges	229,000	-
Interest expense	46,094	49,999
Loss (gain) on sale of assets, net	5,584	(51,827)
Gain on Bartell acquisition	-	(47,705)

	6,461,147	5,947,974

Loss from continuing operations before income taxes	(395,757)	(31,118)
Income tax benefit	(6,695)	(12,623)
Net loss from continuing operations	(389,062)	(18,495)
Net income from discontinued operations, net of tax	-	-
Net loss	$(389,062)	$(18,495)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(389,062)	$(18,495)
Net income from discontinued operations attributable to common stockholders - basic and diluted	-	-
Loss attributable to common stockholders - basic and diluted	$(389,062)	$(18,495)

Denominator:
Basic and diluted weighted average shares	54,208	53,812

Basic and diluted loss per share
Continuing operations	$(7.18)	$(0.34)
Discontinued operations	$-	$-
Net basic and diluted loss per share	$(7.18)	$(0.34)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Fifty-two weeks ended February 26, 2022	Fifty-two weeks ended February 27, 2021
Revenues	$24,568,255	$24,043,240
Costs and expenses:
Cost of revenues	19,461,760	19,338,918
Selling, general and administrative expenses	5,033,876	4,657,185
Facility exit and impairment charges	180,190	58,403
Goodwill and intangible asset impairment charges	229,000	29,852
Interest expense	191,601	201,388
Loss (gain) on debt modifications and retirements, net	3,235	(5,274)
Loss (gain) on sale of assets, net	5,505	(69,300)
Loss (gain) on Bartell acquisition	5,346	(47,705)

	25,110,513	24,163,467

Loss from continuing operations before income taxes	(542,258)	(120,227)
Income tax benefit	(3,780)	(20,157)
Net loss from continuing operations	(538,478)	(100,070)
Net income from discontinued operations, net of tax	-	9,161
Net loss	$(538,478)	$(90,909)

Basic and diluted loss per share:

Numerator for loss per share:

Net loss from continuing operations attributable to common stockholders - basic and diluted	$(538,478)	$(100,070)
Net income from discontinued operations attributable to common stockholders - basic and diluted	-	9,161
Loss attributable to common stockholders - basic and diluted	$(538,478)	$(90,909)

Denominator:
Basic and diluted weighted average shares	54,055	53,653

Basic and diluted loss per share
Continuing operations	$(9.96)	$(1.87)
Discontinued operations	$-	$0.18
Net basic and diluted loss per share	$(9.96)	$(1.69)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended February 26, 2022	Thirteen weeks ended February 27, 2021
OPERATING ACTIVITIES:
Net loss	$(389,062)	$(18,495)
Net income from discontinued operations, net of tax	-	-
Net loss from continuing operations	$(389,062)	$(18,495)
Adjustments to reconcile to net cash provided by operating activities of continuing operations:
Depreciation and amortization	72,995	77,568
Facility exit and impairment charges	112,551	35,669
Goodwill and intangible asset impairment charges	229,000	-
LIFO charge (credit)	414	(21,389)
Loss (gain) on sale of assets, net	5,584	(51,827)
Change in allowances for uncollectible accounts receivable	1,019	-
Gain on Bartell acquisition	-	(47,705)
Stock-based compensation expense	4,230	4,326
Changes in deferred taxes	(5,107)	(10,633)
Changes in operating assets and liabilities:
Accounts receivable	473,157	325,374
Inventories	(9,962)	196,795
Accounts payable	9,792	(36,832)
Operating lease right-of-use assets and operating lease liabilities	(9,858)	(2,725)
Other assets	(1,209)	5,710
Other liabilities	(150,832)	(96,814)
Net cash provided by operating activities of continuing operations	342,712	359,022
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(49,089)	(67,752)
Intangible assets acquired	(2,334)	(1,097)
Acquisition of business, net of cash acquired	-	(86,230)
Proceeds from dispositions of assets and investments	10,885	2,358
Proceeds from sale-leaseback transactions	17,708	88,880
Net cash used in investing activities of continuing operations	(22,830)	(63,841)
FINANCING ACTIVITIES:
Net payments to revolver	(441,000)	(141,000)
Principal payments on long-term debt	(1,016)	(1,161)
Change in zero balance cash accounts	6,802	(42,008)
Net proceeds from the issuance of common stock	-	53
Payments for taxes related to net share settlement of equity awards	(236)	(921)
Deferred financing costs paid	-	(55)
Net cash used in financing activities of continuing operations	(435,450)	(185,092)
(Decrease) increase in cash and cash equivalents	(115,568)	110,089
Cash and cash equivalents, beginning of period	155,289	50,813
Cash and cash equivalents, end of period	$39,721	$160,902

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Fifty-two weeks ended February 26, 2022	Fifty-two weeks ended February 27, 2021
OPERATING ACTIVITIES:
Net loss	$(538,478)	$(90,909)
Net income from discontinued operations, net of tax	-	9,161
Net loss from continuing operations	$(538,478)	$(100,070)
Adjustments to reconcile to net cash provided by operating activities of continuing operations:
Depreciation and amortization	295,686	327,124
Facility exit and impairment charges	180,190	58,403
Goodwill and intangible asset impairment charges	229,000	29,852
LIFO charge (credit)	1,314	(51,692)
Loss (gain) on sale of assets, net	5,505	(69,300)
Change in allowances for uncollectible accounts receivable	22,011	-
Loss (gain) on Bartell acquisition	5,346	(47,705)
Stock-based compensation expense	13,050	13,003
Loss (gain) on debt modifications and retirements, net	3,235	(5,274)
Changes in deferred taxes	(6,709)	(10,633)
Changes in operating assets and liabilities:
Accounts receivable	54,086	(182,404)
Inventories	(97,112)	177,263
Accounts payable	139,228	(35,372)
Operating lease right-of-use assets and operating lease liabilities	(29,375)	(28,044)
Other assets	33,737	80,975
Other liabilities	68,558	(50,947)
Net cash provided by operating activities of continuing operations	379,272	105,179
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(194,090)	(195,141)
Intangible assets acquired	(26,623)	(29,800)
Acquisition of business, net of cash acquired	-	(86,230)
Proceeds from insured loss	10,436	12,500
Proceeds from dispositions of assets and investments	18,706	11,444
Proceeds from sale-leaseback transactions	57,498	177,892
Net cash used in investing activities of continuing operations	(134,073)	(109,335)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	350,000	849,918
Net (payments to) proceeds from revolver	(141,000)	200,000
Principal payments on long-term debt	(545,036)	(1,058,537)
Change in zero balance cash accounts	(8,285)	(36,463)
Net proceeds from the issuance of common stock	-	53
Financing fees paid for early debt redemption	(833)	(2,399)
Payments for taxes related to net share settlement of equity awards	(2,588)	(3,086)
Deferred financing costs paid	(18,638)	(14,729)
Net cash used in financing activities of continuing operations	(366,380)	(65,243)
Cash flows from discontinued operations:
Operating activities of discontinued operations	-	(82,189)
Investing activities of discontinued operations	-	94,310
Net cash provided by discontinued operations	-	12,121
Decrease in cash and cash equivalents	(121,181)	(57,278)
Cash and cash equivalents, beginning of period	160,902	218,180
Cash and cash equivalents, end of period	$39,721	$160,902

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended February 26, 2022	Thirteen weeks ended February 27, 2021
Retail Pharmacy Segment
Revenues from continuing operations (a)	$4,433,408	$4,114,485
Cost of revenues from continuing operations (a)	3,254,866	3,081,851
Gross profit from continuing operations	1,178,542	1,032,634
LIFO charge (credit) from continuing operations	414	(21,389)
FIFO gross profit from continuing operations	1,178,956	1,011,245
Adjusted EBITDA gross profit from continuing operations	1,185,144	1,009,004

Gross profit as a percentage of revenues - continuing operations	26.58%	25.10%
LIFO charge (credit) as a percentage of revenues - continuing operations	0.01%	-0.52%
FIFO gross profit as a percentage of revenues - continuing operations	26.59%	24.58%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	26.73%	24.52%

Selling, general and administrative expenses from continuing operations	1,151,411	1,093,074
Adjusted EBITDA selling, general and administrative expenses from continuing operations	1,082,725	1,002,987
Selling, general and administrative expenses as a percentage of revenues - continuing operations	25.97%	26.57%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues - continuing operations	24.42%	24.38%

Cash interest expense	43,721	46,671
Non-cash interest expense	2,373	3,328
Total interest expense	46,094	49,999
Interest expense - continuing operations	46,094	49,999
Interest expense - discontinued operations	-	-

Adjusted EBITDA - continuing operations	102,419	6,017
Adjusted EBITDA as a percentage of revenues - continuing operations	2.31%	0.15%

Pharmacy Services Segment
Revenues (a)	$1,693,800	$1,870,111
Cost of revenues (a)	1,631,029	1,760,186
Gross profit	62,771	109,925

Gross profit as a percentage of revenues	3.71%	5.88%

Adjusted EBITDA	3,656	35,248
Adjusted EBITDA as a percentage of revenues	0.22%	1.88%

(a) - Revenues and cost of revenues include $61,818 and $67,740 of inter-segment activity for the thirteen weeks ended February 26, 2022 and February 27, 2021, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Fifty-two weeks ended February 26, 2022	Fifty-two weeks ended February 27, 2021
Retail Pharmacy Segment
Revenues from continuing operations (a)	$17,494,816	$16,365,260
Cost of revenues from continuing operations (a)	12,772,741	12,109,469
Gross profit from continuing operations	4,722,075	4,255,791
LIFO charge (credit) from continuing operations	1,314	(51,692)
FIFO gross profit from continuing operations	4,723,389	4,204,099
Adjusted EBITDA gross profit from continuing operations	4,737,032	4,236,200

Gross profit as a percentage of revenues - continuing operations	26.99%	26.01%
LIFO charge (credit) as a percentage of revenues - continuing operations	0.01%	-0.32%
FIFO gross profit as a percentage of revenues - continuing operations	27.00%	25.69%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	27.08%	25.89%

Selling, general and administrative expenses from continuing operations	4,656,776	4,299,152
Adjusted EBITDA selling, general and administrative expenses from continuing operations	4,344,399	3,956,304
Selling, general and administrative expenses as a percentage of revenues - continuing operations	26.62%	26.27%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues - continuing operations	24.83%	24.18%

Cash interest expense	180,197	188,306
Non-cash interest expense	11,404	13,082
Total interest expense	191,601	201,388
Interest expense - continuing operations	191,601	201,388
Interest expense - discontinued operations	-	-

Adjusted EBITDA - continuing operations	392,633	279,896
Adjusted EBITDA as a percentage of revenues - continuing operations	2.24%	1.71%

Pharmacy Services Segment
Revenues (a)	$7,323,125	$7,970,137
Cost of revenues (a)	6,938,705	7,521,606
Gross profit	384,420	448,531

Gross profit as a percentage of revenues	5.25%	5.63%

Adjusted EBITDA	113,272	157,769
Adjusted EBITDA as a percentage of revenues	1.55%	1.98%

(a) - Revenues and cost of revenues include $249,686 and $292,157 of inter-segment activity for the fifty-two weeks ended February 26, 2022 and February 27, 2021, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirteen weeks ended February 26, 2022	Thirteen weeks ended February 27, 2021
Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(389,062)	$(18,495)
Adjustments:
Interest expense	46,094	49,999
Income tax benefit	(6,695)	(12,623)
Depreciation and amortization	72,995	77,568
LIFO charge (credit)	414	(21,389)
Facility exit and impairment charges	112,551	35,669
Goodwill and intangible asset impairment charges	229,000	-
Merger and Acquisition-related costs	678	9,413
Stock-based compensation expense	4,230	4,326
Restructuring-related costs	9,948	13,456
Inventory write-downs related to store closings	3,942	1,113
Loss (gain) on sale of assets, net	5,584	(51,827)
Gain on Bartell acquisition	-	(47,705)
Change in estimate related to manufacturer rebate receivables	15,068	-
Other	1,328	1,760
Adjusted EBITDA - continuing operations	$106,075	$41,265
Percent of revenues - continuing operations	1.75%	0.70%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Fifty-two weeks ended February 26, 2022	Fifty-two weeks ended February 27, 2021
Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(538,478)	$(100,070)
Adjustments:
Interest expense	191,601	201,388
Income tax benefit	(3,780)	(20,157)
Depreciation and amortization	295,686	327,124
LIFO charge (credit)	1,314	(51,692)
Facility exit and impairment charges	180,190	58,403
Goodwill and intangible asset impairment charges	229,000	29,852
Loss (gain) on debt modifications and retirements, net	3,235	(5,274)
Merger and Acquisition-related costs	12,797	10,549
Stock-based compensation expense	13,050	13,003
Restructuring-related costs	35,121	84,552
Inventory write-downs related to store closings	5,298	3,709
Litigation settlements	50,212	-
Loss (gain) on sale of assets, net	5,505	(69,300)
Loss (gain) on Bartell acquisition	5,346	(47,705)
Change in estimate related to manufacturer rebate receivables	15,068	-
Other	4,740	3,283
Adjusted EBITDA - continuing operations	$505,905	$437,665
Percent of revenues - continuing operations	2.06%	1.82%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET LOSS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended February 26, 2022	Thirteen weeks ended February 27, 2021
Net loss from continuing operations	$(389,062)	$(18,495)
Add back - Income tax benefit	(6,695)	(12,623)
Loss before income taxes - continuing operations	(395,757)	(31,118)

Adjustments:
Amortization expense	18,854	20,669
LIFO charge (credit)	414	(21,389)
Goodwill and intangible asset impairment charges	229,000	-
Merger and Acquisition-related costs	678	9,413
Restructuring-related costs	9,948	13,456
Gain on Bartell acquisition	-	(47,705)
Change in estimate related to manufacturer rebate receivables	15,068	-

Adjusted loss before income taxes - continuing operations	(121,795)	(56,674)

Adjusted income tax benefit (a)	(33,238)	(14,905)
Adjusted net loss from continuing operations	$(88,557)	$(41,769)

Adjusted net loss per diluted share - continuing operations:

Numerator for adjusted net loss per diluted share:
Adjusted net loss from continuing operations	$(88,557)	$(41,769)

Denominator:
Basic and diluted weighted average shares	54,208	53,812

Net loss from continuing operations per diluted share - continuing operations	$(7.18)	$(0.34)

Adjusted net loss per diluted share - continuing operations	$(1.63)	$(0.78)

(a)	The fiscal year 2022 and 2021 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirteen weeks ended February 26, 2022 and February 27, 2021, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET LOSS

(Dollars in thousands, except per share amounts)

(unaudited)

	Fifty-two weeks ended February 26, 2022	Fifty-two weeks ended February 27, 2021
Net loss from continuing operations	$(538,478)	$(100,070)
Add back - Income tax benefit	(3,780)	(20,157)
Loss before income taxes - continuing operations	(542,258)	(120,227)

Adjustments:
Amortization expense	78,047	89,020
LIFO charge (credit)	1,314	(51,692)
Goodwill and intangible asset impairment charges	229,000	29,852
Loss (gain) on debt modifications and retirements, net	3,235	(5,274)
Merger and Acquisition-related costs	12,797	10,549
Restructuring-related costs	35,121	84,552
Loss (gain) on Bartell acquisition	5,346	(47,705)
Change in estimate related to manufacturer rebate receivables	15,068	-
Litigation settlements	50,212	-

Adjusted loss before income taxes - continuing operations	(112,118)	(10,925)

Adjusted income tax benefit (a)	(30,597)	(2,873)
Adjusted net loss from continuing operations	$(81,521)	$(8,052)

Adjusted net loss per diluted share - continuing operations:

Numerator for adjusted net loss per diluted share:
Adjusted net loss from continuing operations	$(81,521)	$(8,052)

Denominator:
Basic and diluted weighted average shares	54,055	53,653

Net loss from continuing operations per diluted share - continuing operations	$(9.96)	$(1.87)

Adjusted net loss per diluted share - continuing operations	$(1.51)	$(0.15)

(a)	The fiscal year 2022 and 2021 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the fifty-two weeks ended February 26, 2022 and February 27, 2021, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Thirteen weeks ended February 26, 2022	Thirteen weeks ended February 27, 2021
Reconciliation of adjusted EBITDA gross profit:
Revenues	$4,433,408	$4,114,485
Gross Profit	1,178,542	1,032,634
Addback:
LIFO charge (credit)	414	(21,389)
Depreciation and amortization (cost of goods sold portion only)	3,339	1,915
Restructuring-related costs - SKU optimization charges	-	(4,824)
Other	2,849	668
Adjusted EBITDA gross profit - continuing operations	$1,185,144	$1,009,004
Percent of revenues - continuing operations	26.73%	24.52%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$4,433,408	$4,114,485
Selling, general and administrative expenses	1,151,411	1,093,074
Less:
Depreciation and amortization (SG&A portion only)	57,311	61,861
Stock-based compensation expense	3,990	3,809
Merger and Acquisition-related costs	678	9,413
Restructuring-related costs	4,286	12,641
Other	2,421	2,363
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$1,082,725	$1,002,987
Percent of revenues - continuing operations	24.42%	24.38%

Adjusted EBITDA - continuing operations	$102,419	$6,017

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Fifty-two weeks ended February 26, 2022	Fifty-two weeks ended February 27, 2021
Reconciliation of adjusted EBITDA gross profit:
Revenues	$17,494,816	$16,365,260
Gross Profit	4,722,075	4,255,791
Addback:
LIFO charge (credit)	1,314	(51,692)
Depreciation and amortization (cost of goods sold portion only)	9,875	8,690
Restructuring-related costs - SKU optimization charges	-	20,939
Other	3,768	2,472
Adjusted EBITDA gross profit - continuing operations	$4,737,032	$4,236,200
Percent of revenues - continuing operations	27.08%	25.89%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$17,494,816	$16,365,260
Selling, general and administrative expenses	4,656,776	4,299,152
Less:
Depreciation and amortization (SG&A portion only)	234,247	261,295
Stock-based compensation expense	12,282	11,594
Merger and Acquisition-related costs	12,797	10,549
Restructuring-related costs	12,237	54,633
Litigation settlements	34,448	-
Other	6,366	4,777
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$4,344,399	$3,956,304
Percent of revenues - continuing operations	24.83%	24.18%

Adjusted EBITDA - continuing operations	$392,633	$279,896

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE

YEAR ENDING MARCH 4, 2023

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Total Revenues	$23,100,000	$23,500,000

Pharmacy Services Segment Revenues	$5,450,000	$5,550,000

Gross Capital Expenditures	$250,000	$250,000

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(210,000)	$(167,000)
Adjustments:
Interest expense	200,000	200,000
Income tax benefit	(15,000)	(18,000)
Depreciation and amortization	300,000	300,000
LIFO charge	15,000	15,000
Facility exit and impairment charges	98,000	98,000
Restructuring-related costs	59,000	59,000
Gain on sale of assets, net	(15,000)	(15,000)
Other	28,000	28,000
Adjusted EBITDA	$460,000	$500,000

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET LOSS GUIDANCE

YEAR ENDING MARCH 4, 2023

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Net loss	$(210,000)	$(167,000)
Add back - income tax benefit	(15,000)	(18,000)
Loss before income taxes	(225,000)	(185,000)

Adjustments:
Amortization expense	71,000	71,000
LIFO charge	15,000	15,000
Restructuring-related costs	59,000	59,000

Adjusted loss before adjusted income taxes	(80,000)	(40,000)

Adjusted income tax benefit	(22,000)	(11,000)
Adjusted net loss	$(58,000)	$(29,000)

Diluted adjusted net loss per share	$(1.06)	$(0.53)